EAST\196098002.6 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 4, 2022, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and PLIANT THERAPEUTICS, INC., a Delaware corporation with offices located at 260 Littlefield Avenue, S San Francisco CA 94080 (“Borrower”). A. Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of May 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and B. Borrower, Collateral Agent and the Required Lenders have agreed to amend and restate certain definitions in Section 13.1 of the Loan Agreement, subject to, and in accordance with, the terms and conditions set forth herein, and in reliance upon the representations and warranties set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Required Lenders and Collateral Agent hereby agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendments to Loan Agreement. 2.1 Section 13.1 Definitions. The following terms and their respective definitions in Section 13.1 of the Loan Agreement are amended and restated in their entirety as follows: “Term A Draw Period” is the period commencing on the Effective Date and ending on the earliest of (i) February 17, 2023 and (ii) the occurrence of an Event of Default (which has not been waived by Collateral Agent and the Required Lenders in writing in their sole discretion); provided that, for the avoidance of doubt, such Term A Draw Period shall automatically be reinstated with the same force and effect upon the waiver by the Collateral Agent and Required Lenders in writing in their sole discretion of such Event of Default explicitly for the purposes of the commencement and/or reinstatement of the Term A Draw Period. “Term B Draw Period” is the period commencing on the date of the occurrence of the Term B Milestone, provided that if the Term B Milestone is achieved prior to October 1, 2022, then the Term B Draw Period shall commence on October 1, 2022, and ending on the earliest of (i) February 17, 2023 and (ii) the occurrence of an Event of Default (which has not been waived by Collateral Agent and the Required Lenders in writing in their sole discretion); provided, however, that the Term B Draw Period shall not commence if on the date of the occurrence of the Term B Milestone an Event of Default has occurred

-2- EAST\196098002.6 (unless and until such Event of Default has been waived by Collateral Agent and the Required Lenders in writing in their sole discretion explicitly for the purposes of the commencement and/or reinstatement of the Term B Draw Period); provided further that, for the avoidance of doubt, such Term B Draw Period shall automatically be reinstated with the same force and effect upon the waiver by the Collateral Agent and Required Lenders in writing in their sole discretion of such Event of Default explicitly for the purposes of the commencement and/or reinstatement of the Term B Draw Period. “Term C Draw Period” is the period commencing on the date of the occurrence of the Term C Milestone, provided that if the Term C Milestone is achieved prior to October 2, 2023, then the Term C Draw Period shall commence on October 2, 2023 and ending on the earliest of (i) December 29, 2023 and (ii) the occurrence of an Event of Default (which has not been waived by Collateral Agent and the Required Lenders in writing in their sole discretion); provided, however, that the Term C Draw Period shall not commence if on the date of the occurrence of either clause (i) or (ii) of the Term C Milestone an Event of Default has occurred (unless and until such Event of Default has been waived by Collateral Agent and the Required Lenders in writing in their sole discretion explicitly for the purposes of the commencement and/or reinstatement of the Term C Draw Period); provided further that, for the avoidance of doubt, such Term C Draw Period shall automatically be reinstated with the same force and effect upon the waiver by the Collateral Agent and Required Lenders in writing in their sole discretion of such Event of Default explicitly for the purposes of the commencement and/or reinstatement of the Term C Draw Period. 3. Limitation of Amendment. 3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms (other than to the extent expressly amended hereby), conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Collateral Agent and the Required Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and the Required Lenders as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof; provided, however that such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date are true and correct in all material respects as of the date hereof and (b) no Event of Default has occurred and is continuing; 4.2 The execution, delivery and performance by Borrower of this Amendment has been duly authorized, and does not (i) conflict with the Borrower’s organizational documents, including its Operating

-3- EAST\196098002.6 Documents, and the organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated other than as delivered to Collateral Agent as of the date hereof and are and continue to be in full force and effect as of the date hereof; (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate, in any material respect, any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower, or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or are being obtained pursuant to Section 6.1(b)), or (v) constitute an event of default under any material agreement by which Borrower, or its respective properties, is bound. Borrower is not in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change. 4.3 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. Loan Document. Borrower, Lenders and Collateral Agent agree that this Amendment shall be a Loan Document. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect without alteration or amendment. This Amendment, the Loan Agreement as modified hereby and the other Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. 6. Effectiveness. This Amendment shall be deemed effective as of the date hereof upon the due execution of this Amendment by the parties thereto. 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof. 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California. [Balance of Page Intentionally Left Blank]

[Signature Page to Second Amendment to Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first set forth above. BORROWER: PLIANT THERAPEUTICS, INC. By Name: Keith Cummings, M.D., MBA Title: Chief Financial Officer COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By Name: Colette H. Featherly Title: Senior Vice President